Exhibit 99.1

NAREIT November 2006

This presentation contains forward-looking statements, including statements regarding future results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K . This presentation and these forward-looking statements include Aimco's analysis and conclusions based in part on third party data (including information on cap rates and market growth rates) and reflect management's judgment as of the date of these materials, which are subject to change based on macro-economic factors beyond Aimco's control. Aimco assumes no obligation to revise or update to reflect future events or circumstances. A change in cap rates, market growth rates or other such items could affect the analysis and conclusions reached herein. In addition, this presentation includes certain non- GAAP measures, which Aimco defines and reconciles to GAAP in its supplemental schedules to its quarterly earnings releases- see in particular the Glossary, Supplemental Schedule 2 and Supplemental Schedule 3. Forward-looking Statements and Other Information

Topics of Discussion - Third Quarter 2006 7 Ways Aimco Makes Money Net Asset Value (NAV) Market Fundamentals & Aimco's Operating and Financial Leverage Guidance Appendices: Portfolio Strategy Backup NAV Calculation Detail

Seven Ways Aimco Makes Money NOI growth up 10.0% in 3Q 2006; up 10.1% YTD 7th consecutive quarter of growth in excess of peer average Increased 2006 guidance to 9.25%-9.75% Core portfolio rent growth of 6.3% in 3Q 2006; 6.1% YTD Aimco continues to meet its 2006 objectives Operating multi-family properties - Delivering superior growth New and renewal rates up 6.6% and 5.2%, will be realized over the next few quarters Expenses essentially flat in 3Q 2006, realizing benefits of turnover management and operating platform improvements; increase of 3.9% YTD

Seven Ways Aimco Makes Money Managing our portfolio - Driving a balanced portfolio Sold $577M (Aimco share) assets YTD at an average FCF cap rate of 5.0%/NOI cap rate of 5.6% Acquired $92M assets YTD Accretive reinvestment of disposition proceeds CalSTRS JV entered into agreement to sell portfolio, expect November close Aimco will sell 7 of the 8 assets to CalSTRS for $190M Aimco will purchase Chestnut Hall for $20.25M JV equity IRR is expected to be 23% 5

Redevelopment - Driving value creation from owned assets $1B Conventional development pipeline, $425M actively under redevelopment 7.5-8.5% expected yield with significantly lower risk than ground-up development Creating NAV: For example, at an average 8% return for a 5.5% NOI cap rate asset, $100M redevelopment delivers ~$45M of GAV creation; Due to "drag" on FFO from down units, FFO benefits lag NAV creation...current $0.02 per quarter "drag" Strengthening and expanding team under Tim Beaudin; bringing in new leaders with top development backgrounds On track to invest $150M to $200M in accretive Conventional redevelopments during 2006; further accelerating pace in 2007 Increasing land values through entitlements - Significant Aimco opportunity Aimco has a large pipeline of older assets in A locations, providing significant value creation opportunity through entitlement and redevelopment programs Entitlement activities underway at 20 properties Received approvals over the last 12 months at four projects for nearly 3,500 additional units Sold YTD four properties for $32 million in excess of apartment value Seven Ways Aimco Makes Money

Seven Ways Aimco Makes Money Generating tax credit development and other fee income - Stable yet growing source of income 3Q 2006 required to revise our accounting treatment for tax credit transactions - this new application provides a substance-based model that more closely matches the economics of the tax credit transactions Aimco's limited equity investment provides for significant ROE on tax credit transactions Realized YTD after tax contribution from Activity Based Fees and Asset Management of $18.6M and expect to deliver full year contribution of $22M - $23M

Managing the cost of capital - Strengthening the balance sheet Reducing average cost of debt and preferred stock: YTD redeemed $287M preferred stock at average rate of 9.8% Reduced average borrowing spreads on corporate bank debt by 45 basis points Refinanced $858M in gross property loans, reducing the average rate by 78bps During 3Q 2006, we repurchased $100 million of our common stock at a weighted average price of $51.68 per share Leverage to total capitalization reduced 900 basis points since year end 2005 (from 61% at year end 2005 to 52% at Sept 30, 2006) Managing G&A/productivity - Driving efficiencies through process improvement On track to reduce G&A before variable compensation by $8-10M as provided in guidance Seven Ways Aimco Makes Money

NAV: PPR Market Rates = Aimco Sales Experience Aimco used PPR's NOI market cap rates to determine NAV Aimco experience with 153 sales is nearly identical to PPR data Aimco actual property sales 2004-Present Notes: PPR is Property and Portfolio Research; Sample includes all conventional sales transactions from 2004 - Present

NAV: Aimco's Implied Cap Rates Based on PPR 3Q 2006 cap rate data for conventional assets, and historical data* for affordable assets, Aimco's NOI weighted average cap rate is 5.75% versus a Peer average of 5.46% * Based on the average of all Aimco Affordable sales: 102 since October 2004 Notes: Peer cap rates are NOI or revenue weighted by market using 2006 publicly available data and Q3 2006 PPR cap rates. The results were combined using a simple average; Peers included are: ASN, AVB, CPT, EQR and UDR; The "Popular Portfolio" includes assets equally weighted among the following cities- Seattle, San Francisco, Oakland/East Bay, San Diego, Los Angeles, Phoenix, Palm Beach, Miami, Fort Lauderdale, New York and Washington D.C NOI Weighted Cap Rates AIMCO Competitors Popular Markets 4.96% 5.02% AIMCO Core 5.58% Other Markets 6.39% 5.71% Other Markets w/o Cap Rates 6.50% 6.50% Affordable Housing (AIMCO Only) 7.41% Total NOI Weighted Cap Rate 5.75% 5.46% AIMCO Conventional 5.55% Percentage of NOI AIMCO Popular Markets 31.9% 47.81% AIMCO Core 36.4% Other Markets 17.6% 46.01% Markets w/o Cap Rates 3.5% 6.22% Affordable Housing (AIMCO Only) 10.5% Total Allocation 100% 100% AIMCO Conventional 89.5%

NAV: Real Estate GAV at Market Cap Rates $13 billion property value, 92% Conventional properties * *5.7% cap rate weighted to values as presented v. prior page weighted by market NOI Real estate gross asset value at market cap rates excludes value of assets whose value is independent of property NOI, for example, due to entitlement and redevelopment opportunities.

NAV: 3Q 2006 Estimate at Market Cap Rates Upside exists in redevelopment and entitlement activities; forward NOI growth Aimco currently trades at an approximate 14% discount to NAV In September Aimco repurchased 1.9M shares of common stock, and in October a family partnership of Aimco's Chairman & CEO purchased 500,000 shares through an option exercise

NAV: Market Cap Rates 5.55% Conventional NOI cap rate based on: PPR NOI cap rates for 37 markets weighted to Aimco's balanced portfolio Property NOI is annualized first nine month actual results; less a property management fee of 3%, then capitalized Additional real estate value: Affordable at 7.41% cap rate, based on actual sales Redevelopment at book value units out of service at $ 355M Entitled land value at $200M Activity and Asset Management at 7x multiple to after-tax NOI of $22.5M (4.5x pre-tax NOI) based on current 2006 guidance (net of 3Q06 accounting true-up) Property management NOI applies property cap rates for controlled properties and a 5 multiple for non-controlled properties Other Assets and Liabilities are calculated at book value (per Supplemental Schedule 3*) * Schedules referenced are found in Aimco's quarterly earnings releases in the Supplemental Information section See Appendix 2 for further calculation details

Market Fundamentals Demand drivers: Job creation continued with 1.47M jobs added through October 2006. Projections are for 1.6M in 2007 Home affordability driving upside in rental rate growth: Based on the historical relationship of the cost of owning v. renting, rents could increase 13% to be in line with the historical norm Rent as a percent of median household income is below its historic mean and has declined to 19%, down from its peak of 21% Supply remains in check: Multifamily starts have averaged 302,000 units year to date and below last year's pace of 313,000. The portion designated for sale remains high at 40%+ versus the historical average of 27%. High land values and high construction costs combined with increasing financing costs are currently keeping a lid on new construction. However, the cooling condo market is expected to (1) reduce the portion of multi-family construction for sale and (2) push condo units back into for rent pool, with some lag time. Cap rates are still holding, despite increasing NOI's and interest rates: 3Q 2006 Apartment REIT NOI growth averaged 8.2% year over year. Green Street projects full year 2006 at 7.6% and 2007 at 7.0%. Implied NOI/nominal cap rate for the multi-family group remains 5.4% versus 5-year average of 7.5% and long-run average of 8.4%. Since the beginning of 2004, 27 REITs have gone private and there have been 13 mergers Sources: NAR; Economy.com; Citigroup 9/29/06, 10/6/06 and 10/18/06 ; Green Street 11/06/06 Favorable macro-economic back-drop continues for REITS in general and apartments in particular

Market Fundamentals: Implications to Aimco Operating & Financial Leverage Assets with low relative rents have low operating margins resulting in higher operating leverage Aimco has higher financial leverage, made safer by use of non-recourse debt Together they provide magnified change in NOI, FFO and NAV Scenario 1: 55% Operating Margin 50% Financial Leverage Scenario 2: 67% Operating Margin 30% Financial Leverage Aimco's leverage is a positive given today's strong multi-family fundamentals

Guidance 4Q 06 guidance increased to: FFO $0.80 to $0.84 per share AFFO$0.70 to $0.74 per share Full-year guidance increased to: NOI growth 9.25% - 9.75% FFO $3.01 to $3.05 per share AFFO $2.36 to $2.40 per share Top end of full year 2006 AFFO Guidance of $2.40 per share covers 2006 dividend

Summary Looking forward to 2007, Aimco is well positioned for growth given: Solid operations Growth in the tax credit business Strengthened redevelopment infrastructure and pipeline Stability of the balance sheet Productivity improvements, and Dividend coverage Aimco's operating and financial leverage will provide above average FFO and AFFO growth, given positive multi-family fundamentals

APPENDICES

Appendix 1: Portfolio Strategy 'A' Property: Average rent greater than 125% of REIS market average 'B' Property: Average rent between 90-125% of REIS market average 'C' Property: Average rent less than 90% of REIS market average Current Conventional Portfolio by Property Class: Based on % of Property NAV 0% 10% 20% 30% 40% 50% 60% CORE NON-CORE TOTAL A B C Classification by price points: B Means Balanced Portfolio

Appendix 1: Portfolio Strategy Aimco's Portfolio has historically produced 95% of the returns of the Popular Portfolio with substantially less volatility Efficient Frontier calculated using 1982-2005 PPR DMR data The horizontal axis above represents the % change in return associated with 1 standard deviation (i.e. a measure of the spread of historical returns around the mean) Standard Deviation (Risk) Expected Return Efficient Frontier 0.0 5.0 0.4 0.8 1.2 1.6 2.0 2.4 2.8 3.2 3.6 4.0 4.4 0.0 12.0 2.0 4.0 6.0 8.0 10.0 Aimco Portfolio Popular Portfolio

Appendix 1: Portfolio Strategy: Historic Returns Over 24 years, the Popular Portfolio has had 45 basis points higher returns but substantially higher volatility than the Aimco Portfolio Over the past ten years, the Popular Portfolio has had 99 basis points higher annual returns and higher volatility However, over the next five years, the Aimco Portfolio is projected to outperform the Popular Portfolio by 98 basis points per annum bringing both portfolios close to their 24 year average annual returns The ten-year out performance of the Popular Portfolio is largely due to the precipitous decline in its cap rates during the past three years The Popular Markets are now low cap rate markets The historic data is clear that low cap rate markets provide lower returns over five and ten year periods. Aimco's balanced portfolio should outperform the Popular Portfolio based on historical data

Appendix 1: Portfolio Strategy - Historical Returns by Market Low cap rate markets have provided lower returns than high cap rate markets over five and ten year periods Overview of Analysis and Results: Each year, markets are allocated to one of five portfolios based on then current cap rates The annual average total returns achieved five (and ten) years later on the highest cap rate and lowest cap rate portfolios are compared The highest cap rate portfolios have outperformed the lowest cap rate portfolios in 18 of 19 rolling five year periods (and in 12 of 14 rolling ten year periods) since 1982 * Low cap rate markets are defined as markets with cap rates in the lowest 20% of PPR's 54 markets, high cap rate markets are markets with cap rates in the highest 20% of PPR's 54 markets. Average Returns for 19 Rolling 5 Year Periods 6.73% 7.78% 8.41% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% Low Cap Rate Markets Other MSAs High Cap Rate Markets Average Annual Total Return

Appendix 1: Portfolio Strategy - FFO Yield and Exit Cap Rate Risk Low Cap Rate Market Observations: 10% IRR requires 6% cash flow growth for 5 years and no change in exit cap rate No change in exit cap rate requires belief high cash flow growth continues If exit cap rate increases by even 100 basis points, IRR almost halved to 5.7% High Cap Rate Market Observations: 10% IRR requires 4% cash flow growth for 5 years and no change in cap rate If exit cap rate increases by 100 basis points, IRR = 7.2% As demonstrated in the table below, increasing cap rates are expected to have a larger negative impact on low cap rate markets IRR Assuming 6% NOI Growth Low Cap Rate High Cap Rate Investment Investment Going-in Cap Rate 4.0% 6.0% Terminal Cap Rate (Base Assumption) 4.0% 6.0% Base IRR Assumption Income Yield 4.0% 6.0% Appreciation 6.0% 4.0% Total Yield 10.0% 10.0% IRR: Terminal Cap Rates +100 bp Income Yield 4.0% 6.0% Appreciation 1.7% 1.2% Total Yield 5.7% 7.2%

Appendix 1: Portfolio Strategy Summary We are allocating investment capital among our 27 Core Markets so as to increase expected returns while also reducing volatility As we do so, we expect to increase and decrease relative weightings among markets and, over time, to add or subtract markets By doing so, we believe that we can outperform return expectations for the Popular Portfolio with substantially lower volatility and reduced exposure to exit cap rate risk We believe that we can increase substantially these forecasted returns produced by geographic market selection through: Further improvements in property operations Entitlement activities Accretive development and redevelopment Operating leverage Financial leverage Aimco uses both quantitative and qualitative approaches to identify the efficient frontier looking forward

Appendix 2: NAV Calculation Detail Footnotes on following page

Property NOI from Supplemental Schedule 2b annualized, or $786.2M, less a management fee assumed to equal 3% of revenue, or $41.7M. This result is individually divided by 5.55% for Conventional properties and 7.41% for Affordable properties. The Conventional cap rate is based on third party data derived by market while the Affordable cap rate is based on Aimco experience in 102 Affordable property sales since July 2004. Estimated book value of units out of service due to redevelopment of $355M: including Lincoln Place at book value of $161M, Treetops at book value of $73M and other units out of service during the first half of 2006 at $121M. Entitled land value is management's estimate of the minimum amount by which the land value of 20 entitlements received for increased density exceeds the value of the 20 properties as used currently. Cash plus restricted cash balances of $138.6M and $279.5M per Supplemental Schedule 3. Property management income used to estimate the value of property management is derived from multiple lines on Supplemental Schedule 2b, annualized. The property management NOI pertains to both "controlled" and "non-controlled" properties. Controlled property management income is valued at the corresponding property cap rates. Non-controlled property management income is valued at 5.0 times NOI. Activity fees and asset management value, net of tax, is based on the mid-point of full-year 2006 guidance of $22.5 M valued at a 7 times multiple, or approximately 5 times pre-tax NOI. Debt and preferred shares include total indebtedness from Supplemental Schedule 3 of $5,923M plus Preferred stock from Supplemental Schedule 4 excluding the Class W convertible preferred stock for $100M, whose conversion has been assumed in the diluted share count in calculating NAV Balance Sheet: Other liabilities net of other assets is the sum of non-real estate and cash assets from Supplemental Schedule 3, excluding Deferred financing costs, goodwill and management contracts netted against the sum of non-debt liabilities. Refer also to footnotes at the bottom of Supplemental Schedule 3. Per share information includes Class A common stock and operating partnership units and equivalents from Supplemental Schedule 4 of 106.1M shares, Class W convertible preferred shares at 1.9M common shares equivalent, plus other equivalents related to restricted stock and options exercisable up to $63.90 per share to total approximately 113.8M shares. Appendix 2: Calculation Detail (cont'd) Please refer to Aimco's third quarter 2006 earnings release and supplemental schedules for components of asset value calculations: